UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-07959

Advisors Series Trust
(Exact name of registrant as specified in charter)

615 East Michigan St.
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Jeanine M. Bajczyk
Advisors Series Trust
615 East Michigan St.
Milwaukee, WI 53202
(Name and address of agent for service)

(414) 765-6609
(Registrant's telephone number, including area code)

Date of fiscal year end: June 30, 2008

Date of reporting period: December 31, 2007

Item 1. Report to Stockholders.

McCarthy Multi-Cap Stock Fund
(MGAMX)

Semi-Annual Report
For the Six Months Ended
December 31, 2007

McCarthy Multi-Cap Stock Fund,
a series of Advisors Series Trust
(MGAMX)

Semi-Annual Letter to Shareholders
December 31, 2007

Dear Fellow Shareholder:

The McCarthy Multi-Cap Stock Fund’s (the “Fund,” ticker: MGAMX) performance for various periods ended December 31, 2007, and the performance for the Standard & Poor’s 500 Index (the “Index” or the “S&P 500”), with dividends reinvested, are shown below:

McCarthy
	Multi-Cap	Standard & Poor’s	MGAMX
Time Period	Stock Fund	500 Index	Versus Index
Six months	-3.21%	-1.37%	-1.84%
One year	1.41%	5.49%	-4.08%
Three years annualized	5.49%	8.62%	-3.13%
Five years annualized	11.52%	12.83%	-1.31%
Annualized since 8/6/01 inception date	4.70%	5.04%	-0.34%
Cumulative since 8/6/01 inception date	34.19%	37.03%	-2.84%

Gross Expense Ratio  1.13%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.mgamx.com.

Top Five Industries	%
Insurance	13.7%
Pharmaceuticals	8.0%
Health Care Providers & Services	7.8%
Oil & Gas	6.7%
IT Services	6.1%
Total in Top Five Industries	42.3%

The Fund declined by 3.21% over the last six months of 2007 while the Fund gained 1.41% for the calendar year.  To generalize U.S. stock market performance for 2007, “Growth” investment styles out-performed “Value” investment styles and large capitalization stocks out-performed small capitalization stocks. To illustrate the performance extremes, the Russell Top 200® Growth Index, representative of large capitalization “growth” companies, gained 12.2% in 2007.  At the other extreme, the Russell Microcap® Value Index, representative of very small capitalization “value” stocks, lost 13.1% in 2007.  The McCarthy Multi-Cap Stock Fund utilizes a strong valuation component in its investment process, while favoring companies that consistently generate high cash flow returns on invested capital. The Fund’s investment process thus has a “value” bias with respect to when we buy a stock, while favoring stocks that steadily generate high returns on capital, which we consider a “growth” trait.  Further, while the Fund favors larger capitalization stocks, a portion of the portfolio is allocated to smaller capitalization stocks.  While we are not content with recent Fund performance, relative to the S&P 500 benchmark, it is somewhat logical that 2007 calendar-year performance for the Fund was modestly positive and near the average of the aforementioned performance extremes.  The stocks favored under the Fund’s investment process, and owned by the Fund, continued to build shareholder value and we remain optimistic that the holdings’ compelling valuations should soon be recognized with higher stock prices.

Ten Largest Holdings	%
Berkshire Hathaway Inc Cl B	5.8%
Western Union Co.	4.2%
Covidien Ltd	3.8%
Fastenal Co.	3.7%
Devon Energy Corp.	3.6%
Procter & Gamble Co.	3.4%
Johnson & Johnson	3.4%
Yahoo!, Inc.	3.4%
American International Group	3.3%
UnitedHealth Group, Inc.	3.2%
Total of Ten Largest Holdings	37.8%

A recent addition to the Fund portfolio is The McGraw-Hill Companies, Inc. (“MHP” or “McGraw-Hill”).  McGraw-Hill is a global information services company primarily serving the financial services and education market.  MHP’s financial services division owns Standard & Poor’s (“S&P”), one of the strongest brands in the business.  S&P provides independent credit ratings, indices, risk evaluation, investment research and data to investors, corporations and governments globally. Standard and Poor’s credit rating franchise operates in a near duopoly with Moody’s.  The credit rating business is attractive because of high barriers to entry and low capital investment needs. A federal government mandate is required for credit rating agencies to operate; this provides the barrier to entry. We expect the number of rating agencies should remain few as both investors and issuers prefer a limited number of rating agencies. MHP has leveraged its brand by licensing the S&P name for stock indexes, exchange-traded funds, and other investment vehicles.  These license agreements carry wide profit margins.

McGraw-Hill Education is also one of the few dominant companies in the educational publishing business. MHP primarily serves U.S. elementary and high schools, offering well known educational brands and programs. While often overlooked, we believe this is a valuable franchise. Many states mandate that individual school districts use products and programs that have been adopted at the state level to qualify for state funding.  Lastly, MHP owns several media properties including Business Week, J.D. Power & Associates as well as nine local television stations in Colorado and California.

Turmoil in the credit markets has led to MHP’s recent price decline.  The debt issuance market has slowed while S&P, and competitor Moody’s, have come under fire for their ratings on various debt securities.  While “headline” risk for S&P may be significant in the short-term, we expect their credit rating business should survive and flourish over time.  Growth opportunities in international markets should also benefit the Company in the future. MHP generates high returns on invested capital and we find good evidence that shareholder value may grow in the future.  Management’s financial interests are properly aligned with shareholders through stock ownership.  Finally, MHP appears a compelling value, trading materially below our estimate of value.

Five Fund holdings with the largest gains, in dollars, for the past six months:

•	Berkshire Hathaway Class B (BRK/B)

•	Microsoft Corp. (MSFT)

•	Western Union Co. (WU)

•	Procter & Gamble Co. (PG)

•	Covidien Ltd. (COV)

Five Fund holdings with the largest losses, in dollars, for the past six months:

•	Citigroup, Inc. (C)

•	Omnicare, Inc. (OCR)

•	Moody’s Corp. (MCO)

•	Tyco International, Ltd. (TYC)

•	Gevity HR, Inc. (GVHR)

Thank you for being our partners in the McCarthy Multi-Cap Stock Fund!  The officers, employees, and affiliates of your Fund’s advisor have a substantial investment in the Fund.  We believe our investment in the Fund properly aligns our interests with yours, now and in the future.

Sincerely,
McCarthy Group Advisors, L.L.C.

Richard L. Jarvis
Portfolio Manager and Chief Investment Officer

Opinions expressed are those of Richard L. Jarvis and are subject to change, are not guaranteed and should not be considered investment advice.

The Fund invests in small- and mid-cap companies, which involve additional risks such as limited liquidity and greater volatility. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities.

The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to represent the broad domestic economy.  Indexes are not available for direct investment and do not incur expenses.  Cash flow measures the cash generating capability of a company by adding non-cash charges (e.g. depreciation) and interest expense to pretax income.

Fund sector allocations and portfolio holdings are subject to change and are not recommendations to buy or sell any security.   Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

The information contained in this report is authorized for use when preceded or accompanied by a prospectus for the McCarthy Multi-Cap Stock Fund, which includes more complete information on the charges and expenses related to an ongoing investment in the Fund.  Please read the prospectus carefully before you invest or send money.

The Fund is distributed by Quasar Distributors, LLC.  (02/08)

ALLOCATION OF PORTFOLIO ASSETS
at December 31, 2007 (Unaudited)

SCHEDULE OF INVESTMENTS
at December 31, 2007 (Unaudited)

Shares	COMMON STOCKS - 99.77%	Value
	Biotechnology - 2.23%
13,360	Genentech, Inc.*	$896,055

	Commercial Services & Supplies - 1.66%
15,755	FirstService Corp.*#	481,000
24,100	Gevity HR, Inc.	185,329
		666,329
	Construction Materials - 1.61%
13,870	Eagle Materials, Inc.	492,108
13,200	Headwaters, Inc.*	154,968
		647,076
	Consumer Finance - 2.70%
20,840	American Express Co.	1,084,097

	Containers & Packaging - 2.88%
50,000	Sealed Air Corp.	1,157,000

	Diversified Financial Services - 2.37%
32,400	Citigroup, Inc.	953,856

	Energy Equipment & Services - 0.60%
10,100	Hercules Offshore, Inc.*	240,178

	Financial Publishing & Services - 0.98%
11,000	Moody's Corp.	392,700

	Food & Staples Retailing - 2.39%
24,191	CVS Caremark Corp.	961,592

	Food Products - 2.62%
18,000	Wm. Wrigley Jr. Co.	1,053,900

	Health Care Equipment & Supplies - 4.54%
34,700	Covidien Ltd.	1,536,863
18,890	Palomar Medical Technologies, Inc.*	289,395
		1,826,258
	Health Care Providers & Services - 7.83%
14,183	Laboratory Corporation of America Holdings*	1,071,242
34,000	Omnicare, Inc.	775,540
22,400	UnitedHealth Group, Inc.	1,303,680
		3,150,462

The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS (Continued)
at December 31, 2007 (Unaudited)

Shares	COMMON STOCKS - 99.77% (Continued)	Value
	Household & Personal Care Products - 3.41%
18,700	Procter & Gamble Co.	$1,372,954

	Industrial Conglomerates - 2.33%
11,125	3M Co.	938,060

	Insurance - 13.67%
22,580	American International Group, Inc.	1,316,414
7,106	Argo Group International Holdings Ltd.*	299,376
494	Berkshire Hathaway Inc. - Class B*	2,339,584
3,108	Hanover Insurance Group, Inc.	142,346
27,015	Horace Mann Educators Corp.	511,664
90,878	Triad Guaranty, Inc.*	890,605
		5,499,989
	Internet Software & Services - 3.35%
58,000	Yahoo!, Inc.*	1,349,080

	IT Services - 6.11%
15,100	Acxiom Corp.	177,123
38,441	MoneyGram International, Inc.	590,838
69,628	Western Union Co.	1,690,568
		2,458,529
	Leisure Equipment & Products - 1.31%
26,500	Pool Corp.	525,495

	Machinery - 6.08%
12,000	Actuant Corp. - Class A	408,120
12,230	Kaydon Corp.	667,024
65,600	Mueller Water Products Inc. - Class B	654,032
20,800	Westinghouse Air Brake Technologies Corp.	716,352
		2,445,528
	Media - 2.94%
27,000	The McGraw-Hill Companies, Inc.	1,182,870

	Metals & Mining - 4.73%
21,650	Compass Minerals International, Inc.	887,650
9,900	Freeport-McMoRan Copper & Gold, Inc.	1,014,156
		1,901,806

The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS (Continued)
at December 31, 2007 (Unaudited)

Shares	COMMON STOCKS - 99.77% (Continued)	Value
	Mortgage REITs - 1.25%
14,680	Redwood Trust, Inc.	$502,643

	Oil & Gas - 6.68%
5,400	Anadarko Petroleum Corp.	354,726
8,300	Apache Corp.	892,582
16,206	Devon Energy Corp.	1,440,876
		2,688,184
	Oil & Gas Exploration & Production - 1.78%
18,300	Chesapeake Energy Corp.	717,360

	Pharmaceuticals - 7.98%
20,346	Johnson & Johnson	1,357,078
69,400	Mylan, Inc.*	975,764
16,580	Schering-Plough Corp.	441,691
36,440	Valeant Pharmaceuticals International*	436,187
		3,210,720
	Real Estate - 1.99%
22,500	The St. Joe Co.	798,975

	Trading Companies & Distributors - 3.75%
37,300	Fastenal Co.	1,507,666

	TOTAL COMMON STOCKS
	(Cost $36,490,690)	40,129,362

	SHORT-TERM INVESTMENTS - 0.28%
112,324	Federated Cash Trust Treasury
	Money Market Fund (Cost $112,324)	112,324

	TOTAL INVESTMENTS IN SECURITIES
	(Cost $36,603,014) - 100.05%	40,241,686
	Liabilities in Excess of Other Assets - (0.05)%	(18,485)
	NET ASSETS - 100.00%	$40,223,201

*	Non-income producing security.
#	U.S. traded security of a foreign issuer.

The accompanying notes are an integral part of these financial statements.

STATEMENT OF ASSETS AND LIABILITIES
at December 31, 2007 (Unaudited)

ASSETS
Investments, at value (cost $36,603,014)	$40,241,686
Cash	67,355
Receivables:
Fund shares issued	3,653
Dividends and interest	21,330
Prepaid expenses	3,203
Total Assets	40,337,227

LIABILITIES
Payables:
Fund shares redeemed	50,374
Advisory fees	23,341
Professional fees	11,971
Fund accounting fees	7,534
Printing and mailing fees	7,016
Transfer agent fees and expenses	4,983
Administration fees	4,136
Custody fees	3,188
Chief Compliance Officer fee	1,275
Accrued expenses	208
Total Liabilities	114,026
NET ASSETS	$40,223,201

Net asset value, offering and redemption price per share
[$40,223,201 / 3,675,856 shares outstanding; unlimited number
of shares (par value $0.01) authorized]	$10.94

COMPONENTS OF NET ASSETS
Paid-in capital	$35,050,501
Undistributed net investment income	70,098
Accumulated net realized gain on investments	1,463,930
Net unrealized appreciation on investments	3,638,672
Net Assets	$40,223,201

The accompanying notes are an integral part of these financial statements.

STATEMENT OF OPERATIONS
For the Six Months Ended December 31, 2007 (Unaudited)

INVESTMENT INCOME
Dividends (net of foreign tax withheld of $136)	$293,323
Interest	21,714
Total income	315,037

EXPENSES
Advisory fees (Note 3)	142,887
Administration fees (Note 3)	25,559
Fund accounting fees (Note 3)	16,065
Professional fees	15,772
Transfer agent fees and expenses (Note 3)	12,498
Custody fees (Note 3)	7,998
Chief Compliance Officer fee (Note 3)	3,976
Trustee fees	3,708
Registration fees	3,313
Insurance	3,067
Shareholder reporting	2,955
Miscellaneous fees	2,307
Total expenses	240,105
Add: advisory fee recoupment (Note 3)	4,834
Net expenses	244,939
NET INVESTMENT INCOME	70,098

REALIZED AND UNREALIZED GAIN/(LOSS) ON
INVESTMENTS AND OPTION CONTRACTS WRITTEN
Net realized gain on:
Investments	1,263,213
Option contracts written	296,599
Net realized gain	1,559,812
Net change in unrealized depreciation on:
Investments	(3,005,939)
Option contracts written	(33,839)
Net unrealized depreciation	(3,039,778)
Net realized and unrealized loss on
investments and option contracts written	(1,479,966)
Net Decrease in Net Assets Resulting from Operations	$(1,409,868)

The accompanying notes are an integral part of these financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended
	December 31, 2007	Year Ended
	(Unaudited)	June 30, 2007
INCREASE/(DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$70,098	$225,906
Net realized gain on investments
and option contracts written	1,559,812	3,741,866
Net change in unrealized appreciation/(depreciation)
on investments and option contracts written	(3,039,778)	1,405,176
Net increase/(decrease) in net assets
resulting from operations	(1,409,868)	5,372,948

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(161,349)	(64,557)
From net realized gain on investments
and option contracts written	(3,752,203)	(1,892,420)
Total decrease in net assets
resulting from distributions	(3,913,552)	(1,956,977)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from net
change in outstanding shares (a)	879,534	1,614,933
Total increase/(decrease) in net assets	(4,443,886)	5,030,904

NET ASSETS
Beginning of period	44,667,087	39,636,183
End of period	$40,223,201	$44,667,087
Includes undistributed net investment income of:	$70,098	$161,349

(a)	A summary of shares transactions is as follows:

	Six Months Ended
	December 31, 2007		Year Ended
	(Unaudited)		June 30, 2007
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	36,112	$429,295	298,604	$3,570,332
Shares issued in
reinvestment of distributions	354,675	3,855,313	160,567	1,925,198
Shares redeemed	(285,827)	(3,405,074)	(322,513)	(3,880,597)
Net increase	104,960	$879,534	136,658	$1,614,933

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS

For a fund share outstanding throughout the period

	Six Months
	Ended	Year	Year	Year	Year	Year
	December 31,	Ended	Ended	Ended	Ended	Ended
	2007	June 30,	June 30,	June 30,	June 30,	June 30,
	(Unaudited)	2007	2006	2005	2004	2003
Net asset value,
beginning of period	$12.51	$11.54	$11.46	$10.54	$8.77	$8.13
Income from
investment operations:
Net investment income/(loss)	0.02	0.06	(0.01)	(0.03)	(0.06)	(0.03)
Net realized and unrealized
gain/(loss) on investments
and option contracts written	(0.43)	1.47	0.73	0.95	1.83	0.67
Total from investment operations	(0.41)	1.53	0.72	0.92	1.77	0.64
Less distributions to shareholders:
From net investment income	(0.05)	(0.02)	—	—	—	—
From net realized gain on
investments and option
contracts written	(1.11)	(0.54)	(0.64)	—	—	—
Total distributions	(1.16)	(0.56)	(0.64)	—	—	—
Net asset value, end of period	$10.94	$12.51	$11.54	$11.46	$10.54	$8.77
Total return	(3.21%)[1]	13.51%	6.18%	8.73%	20.18%	7.87%
Supplemental data and ratios:
Net assets,
end of period (in millions)	$40.2	$44.7	$39.6	$35.0	$31.2	$26.1
Ratio of net expenses
to average net assets:
Before expense
reimbursement/recoupment	1.13%[2]	1.11%	1.43%	1.47%	1.51%	1.58%
After expense
reimbursement/recoupment	1.15%[2]	1.15%	1.22%[3]	1.25%	1.25%	1.25%
Ratio of net investment
income/(loss) to average net assets:
Before expense
reimbursement/recoupment	0.35%[2]	0.57%	(0.26%)	(0.53%)	(0.84%)	(0.70%)
After expense
reimbursement/recoupment	0.33%[2]	0.53%	(0.05%)[3]	(0.31%)	(0.58%)	(0.37%)
Portfolio turnover rate	34%[1]	62%	75%	61%	51%	58%

[1]	Not annualized.
[2]	Annualized.
[3]	Effective April 6, 2006, the Advisor contractually agreed to lower the net annual operating expense limit to 1.15%.

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS
December 31, 2007 (Unaudited)

NOTE 1 – ORGANIZATION

The McCarthy Multi-Cap Stock Fund (the “Fund”) is a series of Advisor Series Trust (the “Trust”), which is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company.  The Fund commenced operations on August 6, 2001.  The investment objective of the Fund is to seek long-term growth of capital.  The Fund pursues this objective by investing primarily in equity securities.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund.  These policies are in conformity with accounting principles generally accepted in the United States of America.

A.
Securities Valuation. Securities traded on a national exchange or Nasdaq are valued at the last reported sale price at the close of regular trading on the last business day of the period.  Securities primarily traded in the NASDAQ Global Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”).  If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices.  Over-the-counter (“OTC”) securities which are not traded in the NASDAQ Global Market System shall be valued at the most recent trade price. Securities for which quotations are not readily available, or if the closing price does not represent fair market value, are valued at their respective fair values as determined in good faith by the Board of Trustees.  These procedures consider many factors, including the type of security, size of holding, trading volume, and news events.  Short-term investments are valued at amortized cost which approximates market value.  Investments in other mutual funds are valued at their net asset value.

U.S. Government securities with less than 60 days remaining to maturity when acquired by the Fund are valued on an amortized cost basis.  U.S. Government securities with more than 60 days remaining to maturity are valued at their current market value (using the mean between the bid and asked price) until the 60th day prior to maturity, and are then valued at amortized cost based upon the value on such date unless the Board of Trustees determines during such 60 day period that amortized cost does not represent fair value.

B.
Federal Income Taxes. It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

C.
Securities Transactions, Dividend Income and Distributions.  Securities transactions are accounted for on the trade date.  Realized gains and losses on securities sold are calculated on the basis of first in, first out.  Dividend income

NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2007 (Unaudited)

and distributions to shareholders are recorded on the ex-dividend date.  The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations which differ from accounting principles generally accepted in the United States of America.  To the extent these book/tax differences are permanent such amounts are reclassified within the capital accounts based on their federal tax treatment.

D.
Share Valuation.  The net asset value (“NAV”) per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding of the Fund, rounded to the nearest cent.  A Fund’s shares will not be priced on the days on which the NYSE is closed for trading.

E.
Use of Estimates.  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period.  Actual results could differ from those estimates.

F.
Options Transactions. The Fund may write call options only if it (i) owns an offsetting position in the underlying security or (ii) maintains cash or other liquid assets in an amount equal to or greater than its obligation under the option.

When the Fund writes a call option, an amount equal to the premium received is included in the statement of assets and liabilities as a liability.  The amount of the liability is subsequently marked-to-market to reflect the current market value of the option.  If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized.  If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received.  As a writer of an option, the Fund has no control over whether the underlying securities are subsequently sold (called) and, as a result, retains the market risk of an unfavorable change in the price of the security underlying the written option.

The Fund may purchase put and call options.  Put options are purchased to hedge against a decline in the value of securities held in the Fund’s portfolio.  If such a decline occurs, the put options will permit the Fund to sell the securities underlying such options at the exercise price, or to close out the options at a profit.  The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises or declines sufficiently, the option may expire worthless to the Fund.  In addition, in the event that the price of the security in

NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2007 (Unaudited)

connection with which an option was purchased moves in a direction favorable to the Fund, the benefits realized by the Fund as a result of such favorable movement will be reduced by the amount of the premium paid for the option and related transaction costs.  Written and purchased options are non-income producing securities.

G.
REITs.  The Fund has made certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations.  It is quite common for these dividends to exceed the REIT’s taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital.  The Fund intends to include the gross dividends from such REITs in its annual distributions to its shareholders and, accordingly, a portion of the Fund’s distributions may also be designated as a return of capital.

H.
Reclassification of Capital Accounts.  Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.

I.
New Accounting Pronouncements. On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”).  FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented, and disclosed in the financial statements.  FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority.  Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year.  Application of FIN 48 is required as of the date of the last Net Asset Value (“NAV”) calculation in the first required financial statement reporting period for the fiscal years beginning after December 15, 2006.  Effective December 31, 2007, the Fund adopted FIN 48.  The adoption of FIN 48 had no impact on the Fund’s net assets or results of operations.

In September 2006, FASB issued FASB Statement No. 157, “Fair Value     Measurement” (SFAS 157”), which defines fair value, establishes a framework for     measuring fair value, and expands disclosures about fair value measurements.  SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years.  The Fund believes the adoption of SFAS 157 will have no material impact on its financial statements.

NOTE 3 – COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

McCarthy Group Advisors, L.L.C. (the “Advisor”) provides the Fund with investment management services under an Investment Advisory Agreement (the “Agreement”).  Under the Agreement the Advisor furnishes all investment advice, office space, facilities, and most of the personnel needed by the Fund.  As compensation for its services, the

NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2007 (Unaudited)

Advisor receives a monthly fee at an annual rate of 0.75% of the first $20 million of the Fund’s average daily net assets, and 0.60% of the Fund’s average daily net assets over $20 million.  For the six months ended December 31, 2007, the Fund incurred $142,887 in advisory fees.

The Fund is responsible for its own operating expenses.  The Advisor has contractually agreed to limit the Fund’s total operating expenses by reducing all or a portion of its fees and reimbursing the Fund’s total operating expenses, for a one year period, so that its expense ratio of expenses to average net assets will not exceed 1.15%.  Any such reductions made by the Advisor in its fees or payment of expenses which are the Fund’s obligation are subject to reimbursement by the Fund to the Advisor, if so requested by the Advisor in subsequent fiscal years, provided the aggregate amount of the Fund’s current operation for such fiscal year does not exceed the applicable limitation of the Fund’s expenses.  Under the expense limitation agreement, the Advisor may recoup reimbursements only for fee reductions and expense payments made in the previous three fiscal years. For the six months ended December 31, 2007, the Advisor recouped expenses of $4,834.  The Fund must pay its current ordinary operating expenses before the Advisor is entitled to any reimbursement of fees and/or expenses.  Cumulative expenses subject to recapture amount to $134,113 at December 31, 2007.  Any such reimbursement is also contingent upon Board of Trustees review and approval prior to the time the reimbursement is initiated. Cumulative expenses subject to recapture expire as follows:

Year	Amount
2008	$54,786
2009	79,327
$134,113

U.S. Bancorp Fund Services, LLC, (the “Administrator”) acts as administrator for the Fund.  The Administrator prepares various federal and state regulatory filings, reports and returns; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian, transfer agent and accountant; coordinates the preparation and payment of Fund expenses and reviews the Fund’s expense accruals.  U.S. Bancorp Fund Services, LLC (“USBFS”) also serves as the fund accountant for the Fund.  U.S. Bank, N.A., an affiliate of USBFS, serves as custodian to the Fund.  For the six months ended December 31, 2007, the Fund incurred the following expenses for administration, fund accounting, and custody:

Administration	$25,559
Fund accounting	16,065
Custody	7,998

      Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares.  The Distributor is an affiliate of the Administrator.

NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2007 (Unaudited)

Certain officers of the Trust are also employees of the Administrator.

For the six months ended December 31, 2007, the Fund was allocated $3,976 of the Chief Compliance Officer fee.

NOTE 4 – OPTION CONTRACTS WRITTEN

The number of option contracts written and the premiums received by the Fund during the six months ended December 31, 2007, were as follows:

	Number	Premiums
	of Contracts	Received
Options outstanding, beginning of period	180	$57,239
Options expired	(180)	(57,239)
Options outstanding, end of period	—	$—

NOTE 5 – PURCHASES AND SALES OF SECURITIES

For the six months ended December 31, 2007, the cost of purchases and proceeds from sales of securities, excluding short-term securities, were $13,981,699 and $15,765,224, respectively.

NOTE 6 – LINE OF CREDIT

The Fund has a line of credit in the amount of $11,750,000.  This line of credit is intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions.  The credit facility is with the Fund’s custodian, U.S. Bank, N.A.  During the six months ended December 31, 2007, the Fund did not draw upon the line of credit.

NOTE 7 – INCOME TAXES

Net realized gains/(losses) differ for financial statement and tax purposes due to differing treatments of straddle losses.

The tax character of distributions paid during the six months ended December 31, 2007 and the year ended June 30, 2007, the Fund’s most recently completed fiscal year end, were as follows:

	2008	2007
Ordinary income	$724,092	$141,747
Long-term capital gains	$3,189,459	$1,815,230

Ordinary income distributions may include dividends paid from short-term capital gains.

The Fund designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Fund related to net capital gain to zero for the tax year ended June 30, 2007.

As of June 30, 2007, the Fund’s most recently completed fiscal year end, the components of accumulated earnings/(losses) on a tax basis were as follows:

NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2007 (Unaudited)

Cost of investments (long positions) (a)	$37,451,140
Cost of investments (short positions) (a)	(57,239)
$37,393,901
Gross tax unrealized appreciation	$7,459,113
Gross tax unrealized depreciation	(780,663)
Net tax unrealized appreciation	$6,678,450
Undistributed ordinary income	$724,081
Undistributed long-term capital gain	3,151,671
Total distributable earnings	$3,875,752
Other accumulated gains/losses	$(58,082)
Total accumulated earnings/(losses)	$10,496,120

(a)	Represents cost for federal income tax purposes and differs from the cost for financial purposes due to straddle losses.

EXPENSE EXAMPLE
at December 31, 2007 (Unaudited)

As a shareholder of a mutual fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service fees; and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (7/1/07 – 12/31/07).

Actual Expenses
The first line of the table below provides information about actual account values and actual expenses, with actual net expenses being limited to 1.15% per the advisory agreement.  Although the Fund charges no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by Gemini Fund Services, LLC, the Fund’s transfer agent.  The example below includes, but is not limited to, management fees, fund accounting, custody and transfer agent fees.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period'' to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	7/1/07	12/31/07	7/1/07 – 12/31/07
Actual	$1,000.00	$ 967.90	$5.69
Hypothetical (5% return	$1,000.00	$1,019.36	$5.84
before expenses)

*
Expenses are equal to the Fund’s annualized expense ratio of 1.15%, multiplied by the average account value over the period, multiplied by 184 (days in most recent fiscal half-year)/366 days to reflect the one-half year expense.

NOTICE TO SHAREHOLDERS
at December 31, 2007 (Unaudited)

How to Obtain a Copy of the Fund’s Proxy Voting Policies

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling (866) 811-0228 or on the SEC’s website at http://www.sec.gov.

How to Obtain a Copy of the Fund’s Proxy Voting Records for the 12-Month Period Ended June 30, 2007

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, 2007 is available without charge, upon request, by calling (866) 811-0228.  Furthermore, you can obtain the Fund’s proxy voting records on the SEC’s website at http://www.sec.gov.

Quarterly Filings on Form N-Q

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Information included in the Fund’s Form N-Q is also available by calling (866) 811-0228.

BOARD REVIEW OF ADVISORY AGREEMENT

At a meeting held on December 12, 2007, the Board, all of whom are independent and not interested persons of any advisor, the Distributor or any major service provider to the Fund, considered and approved the continuance of the Advisory Agreement for the McCarthy Multi-Cap Stock Fund for an additional one-year term.  Prior to the meeting, the Independent Trustees had requested detailed information from the Advisor and the Administrator regarding the Fund.  This information, together with the information provided to the Independent Trustees since the Fund’s inception, formed the primary (but not exclusive) basis for the Board’s determinations.  Below is a summary of certain factors considered by the Board and the conclusions thereto that formed the basis for the Board approving the continuance of the Advisory Agreement:

1.
THE NATURE, EXTENT AND QUALITY OF THE SERVICES PROVIDED AND TO BE PROVIDED BY THE ADVISOR UNDER THE ADVISORY AGREEMENT.  The Board considered the Advisor’s specific responsibilities in all aspects of the day-to-day investment management of the Fund.  The Board considered the qualifications, experience and responsibilities of the portfolio managers, as well as the responsibilities of the key personnel at the Advisor involved in the day-to-day activities of the Fund, including administration, marketing and compliance.  The Board noted the Advisor’s commitment to responsible Fund growth.  The Board also considered the resources and compliance structure of the Advisor, including information regarding its compliance program, its chief compliance officer and the Advisor’s compliance record, and the Advisor’s business continuity plan.  The Board also considered the relationship between the Advisor and the Board, as well as the Board’s knowledge of the Advisor’s operations, and noted that during the course of the prior year the Board had met with the Advisor to discuss various marketing and compliance topics.  The Board concluded that the Advisor had the quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its obligations under the Advisory Agreement and that the nature, overall quality, cost and extent of such investment advisory services were satisfactory.

2.
THE FUND’S HISTORICAL PERFORMANCE AND THE OVERALL PERFORMANCE OF THE ADVISOR.  In assessing the quality of the portfolio management services delivered by the Advisor, the Trustees reviewed the short-term and long-term performance of the Fund on both an absolute basis and in comparison to its peer group, as compiled by Lipper, Inc. (an independent ranking and analytical organization that had independently selected funds that Lipper believed were appropriate for comparison purposes), and the Fund’s benchmark indices.

The Board noted the Fund’s year-to-date, one-year, three-year, five-year and since inception performance returns for the periods ended October 31, 2007.  In particular, the Board noted that the Fund’s performance for the above periods was below the median of its peer group and also trailed its benchmark indices, the S&P 500® Index

BOARD REVIEW OF ADVISORY AGREEMENT (Continued)

and the Lipper Multi-Cap Core Index.  While the Fund’s performance record was below the median of its peer group, the Board noted that the performance for the Fund was not outside of the range of its peer group for any period.  In general, the Board considered these comparisons helpful in its assessment as to whether the Adviser was obtaining for the Fund’s shareholders the total return performance that was available in the marketplace, given the Fund’s investment objectives, strategies, limitations and restrictions.  In analyzing this performance, the Board also took into consideration the Adviser’s investment strategies for the Fund, as stated in its prospectus, vis-à-vis the performance of the [U.S.] equity markets overall.  The Trustees also noted that during the course of the prior year they had met with the Advisor to discuss various performance topics and had been satisfied with the Advisor’s reports.  The Board concluded that the Advisor’s performance overall was satisfactory under current market conditions.

3.
THE COSTS OF THE SERVICES TO BE PROVIDED BY THE ADVISOR AND THE STRUCTURE OF THE ADVISOR’S FEES UNDER THE ADVISORY AGREEMENT.  In considering the advisory fee and total fees and expenses of the Fund, the Board reviewed and compared the Fund’s fees and expenses to those funds in its peer group, as well as the fees and expenses for similar types of accounts managed by the Advisor.  The Board viewed such information as a whole as useful in assessing whether the Adviser was providing services at a cost that was competitive with other similar funds.

The Board noted that the Fund’s gross contractual investment advisory fee was higher than the peer group average.  The Board also considered the Fund’s total expense ratio, noting that the Advisor had agreed to maintain an annual expense ratio of 1.15%.  The Trustees noted that the Fund’s total expense ratio was below its peer group average and that the expense structure was less than the fees charged by the Advisor to its other investment management clients with similar investment policies. The Board further noted that the Fund had consistently and clearly disclosed to shareholders the expense ratio that shareholders should expect to experience and the Advisor had honored its agreement to cap expenses. The Trustees considered the fact that the Advisor’s management fee included a breakpoint – 0.75% on the first $20 million of the Fund’s average daily net assets and 0.60% on average daily net assets over $20 million. The Board also noted that the Advisor had recouped a portion of the fees previously reimbursed or waived by the Advisor.  After taking into account this information and considering all factors, the Board concluded that the fee paid to the Advisor was fair and reasonable.

4.
ECONOMIES OF SCALE.  The Board also considered whether the Fund was experiencing economies of scale and concluded that there were limited economies of scale at current asset levels.  The Board also noted that the Fund’s advisory fee breakpoints would help the Fund achieve economies of scale. The Board considered

BOARD REVIEW OF ADVISORY AGREEMENT (Continued)

that the Fund would realize further economies of scale as Fund assets continued to grow even though certain Fund expenses would increase with asset growth and assets had to grow beyond the point where subsidization from the Advisor had been recaptured.

5.
THE PROFITS TO BE REALIZED BY THE ADVISOR AND ITS AFFILIATES FROM THEIR RELATIONSHIP WITH THE FUND.  The Board reviewed the Advisor’s financial information and took into account both the direct and indirect benefits to the Advisor from advising the Fund.  The Board considered that the Advisor benefits from positive reputational value in advising the Fund.  The Board noted that the Advisor had recouped a portion of the advisory fees and operating expenses previously waived or reimbursed by the Advisor.  After its review, the Board determined that there was currently some profitability to the Advisor from the Advisory Agreement but it did not consider profits to be excessive.  The Board concluded that the Advisor had adequate resources to adequately support the Fund.

No single factor was determinative of the Board’s decision to approve the continuance of the Advisory Agreement; rather, the Trustees based their determination on the total mix of information available to them.  Based on a consideration of all the factors in their totality, the Trustees determined that the advisory arrangement with the Advisor, including advisory fees, was fair and reasonable to the Fund, and that the Fund’s shareholders were receiving reasonable value in return for the advisory fees paid.  The Board (including a majority of the Independent Trustees) therefore determined that the continuance of the Advisory Agreement was in the best interests of the Fund and its shareholders.

Advisor
McCarthy Group Advisors, L.L.C.
1125 South 103rd Street, Suite 250
Omaha, Nebraska  68124-6019

Distributor
Quasar Distributor, LLC
615 East Michigan Street
Milwaukee, Wisconsin  53202

Custodian
U.S. Bank, N.A.
1555 North River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

Transfer Agent
Gemini Fund Services, LLC
4020 South 147th Street, Suite 2
Omaha, Nebraska  68137

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania  19103

Legal Counsel
Paul, Hastings, Janofsky & Walker LLP
55 Second Street, 24th Floor
San Francisco, California  94105

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Past performance results shown in this report should not be considered a representation of future performance.  Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.  Statements and other information herein are dated and are subject to change.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedules of Investments.

Schedules of Investments are included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.  The nominating committee recently approved a nominating committee charter, however, the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees did not change.

Item 11. Controls and Procedures.

(a)
The Registrant’s Chairman/Chief Executive Officer and President & Treasurer/Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit.  Not Applicable.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Advisors Series Trust

By (Signature and Title)*                   /s/ Douglas G. Hess
Douglas G. Hess, President

Date   3/6/08

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*                   /s/ Douglas G. Hess
Douglas G. Hess, President

Date  3/6/08

By (Signature and Title)*                   /s/ Cheryl L. King
Cheryl L. King, Treasurer

Date  3/6/08

* Print the name and title of each signing officer under his or her signature.